FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT


         THIS FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT is made as of the 21st day of June, 1997, by McNEIL REAL ESTATE FUND XXVII, L.P., a Delaware limited partnership (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                   WITNESSETH:

         WHEREAS, pursuant to the terms of a Revolving Credit Loan Agreement dated as of June 21, 1995 between Borrower and Bank (the "Credit Agreement"), Bank had agreed to provide a revolving credit facility to Borrower in a principal amount not to exceed $5,000,000 (the "Loan") as evidenced by a certain Consolidated, Amended and Restated Revolving Credit Note dated as of June 21, 1995, executed and delivered by Borrower to Bank in the original principal amount of $5,000,000 (the "Note") (all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless defined to the contrary herein); and

         WHEREAS, the Borrower has requested that the Bank agree to extend the Maturity Date of the Note provided for in the Note and Credit Agreement until June 21, 1999; and

         WHEREAS, as a condition to the consent of Bank to the extension of the Maturity Date, Bank and Borrower have agreed to make certain modifications to the Credit Agreement upon the terms and conditions hereinafter set forth; and

         WHEREAS, to evidence the modifications to the Note, Borrower and Bank have executed and entered into a certain First Amendment to Consolidated, Amended and Restated Revolving Credit Note of even date herewith (the Note as amended by the First Amendment to Consolidated, Amended and Restated Revolving Credit Note is hereinafter collectively referred to as the "Amended Note").

         NOW,   THEREFORE,   the   parties   hereto,   for  good  and   valuable
consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound hereby, covenant and agree as follows:

         1. (a) The following definitions contained in Article 1, Paragraph 1.01 of the Credit Agreement are hereby deleted in their entirety:"Consolidated Net Worth" and "Closing Fee".

            (b) The following definition is hereby added to Article 1, Paragraph
1.01 of the Credit Agreement:

                "Extension Fee" shall have the meaning assigned to that term in Section 2.02(a) hereof.

         2. Paragraph 2.02(a) of the Note is hereby amended in its entirety to provide in full as follows:

         2.02(a) Extension Fee. Simultaneous with the execution and delivery of this First Amendment to Credit Agreement, Borrower shall pay to Bank a nonrefundable fee of $12,500 (the "Extension Fee").

         (b) Paragraph 2.08 of the Credit Agreement is hereby deleted in its entirety and Borrower hereby acknowledges and agrees that it shall have no right to extend the Maturity Date beyond June 21, 1999.

         3. Paragraph 3.03 of the Credit Agreement is hereby amended in its entirety to provide in full as follow:

         3.03 Maturity. The entire outstanding principal balance due under the Revolving Credit Loan, together with all unpaid interest at the aforesaid rate or rates shall be payable on June 21, 1999, unless accelerated upon an Event of Default or sooner terminated under the terms hereof or terminated by Borrower upon payment of the outstanding principal balance of the Revolving Credit Loan and payment of Reimbursement Obligations and termination of all Letters of Credit, together with all unpaid interest and fees which are due and payable as the date of termination, including but not limited to the Commitment Fee accruing to and including the termination date, (the date determined in accordance herewith shall be called the "Maturity Date").

         4. Paragraph  7.02 of  the  Credit   Agreement  is  hereby  amended  by
deletion  of  subparagraph  (a)(i) in its entirety.

         5. All references in the Credit Agreement to the "Note" shall be deemed to refer to and include the Amended Note.

         6. Except as specifically modified herein, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect. The Amended Note and Credit Agreement as amended by this First Amendment to Credit Agreement shall continue to be secured by the Loan Documents and nothing contained herein shall affect the priority of any lien or security interest securing the Amended Note and Credit Agreement as amended by this First Amendment to Credit Agreement. All references to the "Loan Agreement" or "Credit Agreement" contained in the Loan Documents shall be deemed to refer to and include the Credit Agreement as amended by this First Amendment to Credit Agreement.

         7. This First Amendment to Credit Agreement is to be construed and enforced in all respects in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws.

         8. This First Amendment to Credit Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         9. The Borrower hereby represents and warrants to Bank that (a) no Event of Default, and no event or condition which, with the passage of time or the giving of notice or both, would constitute an Event of Default, has occurred and is continuing on the date of execution hereof, and (b) the Borrower has no set-off claim or other defense with respect to its obligations under the Credit Agreement or any of the Loan Documents.

        10. This First Amendment to Credit Agreement may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.




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         IN WITNESS WHEREOF, the Bank and Borrower have duly executed this First
Amendment to Credit Agreement as of the day and year first above written.

WITNESS/ATTEST:                        McNEIL REAL ESTATE FUND XXVII, L. P.,
                                        a Delaware limited partnership

                                       By: McNeil Partners, L.P., a Delaware
                                        limited partnership, its general partner


    Illegible                          By:  /s/  Ron Taylor
--------------------------                --------------------------------------
                                       Title:  President
                                              ----------------------------------

    Illegible                               By:  McNeil Investors, Inc., a
                                                  Delaware corporation its
                                                  general partner


WITNESS/ATTEST:                        By:  /s/  Ron Taylor
                                          --------------------------------------
                                       Title:  President
                                              ----------------------------------



                                       PNC BANK, NATIONAL ASSOCIATION


    Illegible                          By:    Illegible
--------------------------                --------------------------------------
                                       Title: Vice President
                                             -----------------------------------

STATE OF Texas            )
                          )
COUNTY OF Dallas          )

         On this 26th day of June, 1997, before me, a notary public, personally appeared Ron K. Taylor who acknowledged himself before me to be the President of McNeil Investors, Inc., a Delaware corporation, general partner of McNeil Partners, L.P., a Delaware limited partnership, general partner of MCNEIL REAL ESTATE FUND XXVII, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited partnership by himself before me as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/  Mary Kay Schwartz
                                       -----------------------------------------
                                       Notary Public



My Commission expires:

Notary Seal Here